Investor Overview February 20, 2025

Safe Harbor This presentation and related materials contain statements that are not statements of historical fact and constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including, but not limited to: statements about expected future financial performance, including expected year-over-year growth rates, growth potential, our three to five year goals and expected performance of Akamai’s products; expectations, plans and prospects of Akamai, including its outlook, guidance, and long-term objectives. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, inability to continue to generate cash at the same level as prior years; failure to generate solutions that are accepted in the market; inability to increase our revenue at the same rate as in the past and keep our expenses from increasing at a greater rate than our revenues; effects of competition, including pricing pressure and changing business models; impact of macroeconomic trends, including economic uncertainty, turmoil in the financial services industry, the effects of inflation, rising and fluctuating interest rates, foreign currency exchange rate fluctuations, securities market volatility and monetary supply fluctuations; conditions and uncertainties in the geopolitical environment, including sanctions and disruptions resulting from the ongoing war in Ukraine and the Israel-Hamas war or changes in trade policies; supply chain and logistics costs, constraints, changes or disruptions; defects or disruptions in our products or IT systems, including cyber-attacks, data breaches or malware; difficulties in integrating our acquisitions and investments; failure to realize the expected benefits of any of our acquisitions or reorganizations; changes to economic, political and regulatory conditions in the United States and internationally, including changes in government policies and regulations; our ability to attract and retain key personnel; delay in developing or failure to develop new service offerings or functionalities, and if developed, lack of market acceptance of such service offerings and functionalities or failure of such solutions to operate as expected; and other factors that are discussed in Akamai’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other documents periodically filed with the SEC. The statements in this presentation represent Akamai's expectations and beliefs as of February 20, 2025. Akamai anticipates that subsequent events and developments may cause these expectations and beliefs to change, and while Akamai may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Akamai's expectations or beliefs as of any date subsequent to February 20, 2025. 2© Akamai | Published on February 20, 2025

Safe Harbor (Cont’d) In addition to Akamai’s GAAP financial information, this presentation includes certain non-GAAP financial measures such as non-GAAP EPS, non-GAAP operating margin, revenue growth rates in constant currency and capital expenditures. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation or as a substitute for the most directly comparable financial measures prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. Other companies, including companies in our industry, may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. We urge you to review the reconciliation of our non-GAAP financial measures to the most directly comparable GAAP financial measures set forth in the Appendix and not to rely on any single financial measure to evaluate our business. This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company's industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither Akamai nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of Akamai's future performance and the future performance of the markets in which Akamai operates are necessarily subject to a high degree of uncertainty and risk. By attending or receiving this presentation, you acknowledge that you will be solely responsible for your own assessment of the market and Akamai’s market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of Akamai's business. 3© Akamai | Published on February 20, 2025

Akamai is the cybersecurity and cloud computing company that powers and protects business online Cloud ComputingCybersecurity Global enterprises trust Akamai to provide the industry-leading reliability, scale, and expertise they need to grow their business with confidence + Content Delivery+ Massively distributed, fully automated, highly efficient 4© Akamai | Published on February 20, 2025

Akamai’s Business Evolution 2014 2019 2024 2030 Percentages based on Full Year Total Revenue. Content DeliveryCybersecurity Cloud Computing 5© Akamai | Published on February 20, 2025 6% 9% 85% 6% 29% 65% 16% 51% 33%

Cybersecurity Our market-leading security solutions, superior threat intelligence, and global operations team provide defense in depth to safeguard enterprise data and applications everywhere 6© Akamai | Published on February 20, 2025

7© Akamai | Published on February 20, 2025 Akamai’s Key Cybersecurity Solutions Infrastructure Security Application Security Zero Trust Enterprise Security API Security Services Packages: Managed Security Services, Managed Detection & Response, Managed Network Cloud Firewall, Security Event Support, SOCC Advanced & Premium FY’24: $1.84B, 14% Y/Y FY’24: $205M, 51% Y/Y Products: Prolexic Edge DNS DNSi Shield NS53 Carrier Security Products: WAF Bot Manager Account Protector Client Side Protection & Compliance Products: API Security Products: Guardicore Platform (Segmentation, Enterprise Application Access, Multi Factor Authentication, Enterprise Threat Protector) Dollar figures represent GAAP revenue. Revenue growth rates are in constant currency. See Reconciliation of GAAP to Non-GAAP Financial measures in the Appendix for definition of this measure.

Cybersecurity Business Problems We Solve

FY'24: $1.84B, 14% Y/Y		FY'24: $205M, 51% Y/Y	
Infrastructure Security	**Application Security**	**API Security**	**Zero Trust Enterprise Security**
Helps With: DDoS Protection DNS Resource Exhaustion Authoritative DNS Carrier Security Clean Pipes Traffic	**Helps With:** App Protection Bot and Abuse Protection Account Protection Client Side Protection & Compliance Brand and Content Protection	**Helps With:** API Discovery Business Logic Abuse Blind Spots from Unknown or Dormant APIs API Vulnerabilities	**Helps With:** Malware and Ransomware Protection Zero Day Exposure Protection Secure App Access Multi Factor Authentication

Services to help with: security architecture and vulnerability assessment, implementing security controls, real-time event support, and fully managed end-to-end security services

Dollar figures represent GAAP revenue. Revenue growth rates are in constant currency. See Reconciliation of GAAP to Non-GAAP Financial measures in the Appendix for definition of this measure.

© Akamai | Published on February 20, 2025 8

Product Spotlight: Guardicore Platform Why We’re Excited Akamai’s Guardicore Platform accelerates implementation with a single agent and AI-powered capabilities that provide context while providing more robust protections against ransomware, insider threats, and compromised accounts. Akamai eliminates most of the manual work associated with migrating from legacy tools like VPNs in favor of Zero Trust Network Access and MFA, and network firewalls in favor of segmentation and DNS Firewall. Why Akamai Wins Akamai Guardicore Segmentation is part of Zero Trust Enterprise Security, providing a single agent for network access, segmentation and DNS Firewall. Customers also take advantage of our WAAP and API Security solution for maximum visibility, context, and control. 9© Akamai | Published on February 20, 2025 What it is Technology that enables enterprises to build architectures that “never trust, always verify” connections, and assume a bad actor is active at all times. This leads to highly resilient and flexible environments better suited to the modern workplace.

Product Spotlight: API Security Why Akamai Wins Akamai API Security provides automated discovery, profiling and prioritization, along with powerful real-time security tools to manage or block malicious API traffic for externally-facing applications and their network infrastructure. 10© Akamai | Published on February 20, 2025 Why We’re Excited There has been a massive proliferation of APIs across the enterprise landscape. API security attacks have become common, and risk compromising sensitive data. Robust API Security and visibility are needed to address these vulnerabilities. What it is Protection of application programming interfaces (APIs) from attacks, abuse, and access violations by focusing on API discovery across hybrid infrastructures, identifying and managing the API security posture, prioritizing remediation efforts, and protecting APIs during runtime.

Cybersecurity Product Penetration 70% 36% 20% Buy 1+ Security Product Buy 2+ Security Products Buy 3+ Security Products ~ 800 Customers Buy 4+ Security Products 11© Akamai | Published on February 20, 2025Based on Total Akamai customers at 12/31/24.

Cloud Computing Akamai’s full-stack cloud computing solutions deliver performance and affordability on the world’s most distributed platform 12© Akamai | Published on February 20, 2025

Akamai's Key Cloud Computing Offerings

FY'24: $630M, 25% Y/Y

Cloud Infrastructure Services

FY'24: $230M, 32% Y/Y

Solves For:

- Full stack cloud computing

Key Products:

- Linode Kubernetes Engine
- Dedicated GPU
- Virtual Machines
- Block & Object Storage
- Managed Databases
- Edge Workers
- ISV Solutions
- Managed Container Service

Other Cloud Applications

FY'24: $400M, 22% Y/Y

Solves For:

- Connecting to and optimizing cloud workloads

Key Products:

- API Acceleration
- Image & Video Manager
- Cloud Wrapper
- Global Traffic Manager
- Cloudlets
- Legacy NetStorage

Dollar figures represent GAAP revenue. Revenue growth rates are in constant currency. See Reconciliation of GAAP to Non-GAAP Financial measures in the Appendix for definition of this measure.

© Akamai | Published on February 20, 2025 13

Core (IaaS, FaaS, PaaS) Edge (FaaS, PaaS) Currently live in > 700 cities and 4,300+ locations Provides maximum flexibility and control Customer fully manages infrastructure Provides support for customer business logic Akamai automatically manages infrastructure on-demand (serverless) Akamai Cloud: Compute Anywhere You Need It We provide two main categories of compute to our customers: Core and Edge Core services offer full stack computing and storage Edge services offer optimal performance and scalability 14 Currently live in 36 cities and 41 locations Streamlines deployment and scaling Akamai provides container environment Customer manages app, Akamai distributes Currently testing in >100 cities, able to run in every Akamai location Managed Container Service (MCS)

Observability Low Latency Multi-Cloud Edge Native Apps AI Inference Common Cloud Computing Use Cases Actively optimize business results with real-time data, retained longer, with superior total cost of ownership Manage customer data at scale to improve SEO, performance, personalization, and more Leverage container services to ensure portability for data, apps, and workloads to improve operations and cut costs Build and deploy scalable, location-specific, low-latency applications Anticipate user needs and deliver tailored experiences that feel intuitive and meaningful 15© Akamai | Published on February 20, 2025 Media Workflows Tailor media experiences with flexible workflow services (including packaging, transcoding, optimization, and security) on a cloud that doesn’t compete with them

16© Akamai | Published on February 20, 2025 Our Acquisition of Linode is Proving to Be a Great Success End of Year 2021 End of Year 2024 $127M (+14% Y/Y)11 $259M (+35% Y/Y)41 4,300+ 23 Cloud Infrastructure Services (CIS) ARR Core Locations Edge PoPs ISV Partners Forecasting Y/Y CIS ARR growth acceleration to 40-45% in 2025 0 0 Cloud Infrastructure Services Customers are defined as customers who purchase the Cloud Infrastructure Services described on slide 13. Annualized revenue run-rate (ARR) is calculated as GAAP revenue generated from the sale of Cloud Infrastructure Services during the fourth quarter of the reported year multiplied by four. Revenue growth rates are in constant currency. See Reconciliation of GAAP to Non-GAAP Financial measures in the Appendix for definition of this measure.

Cloud Infrastructure Services Customers at YE 2024 ~300 $100K ARR 15 $1M+ ARR CUSTOMERS AT CUSTOMERS AT We’ve Seen Significant Traction in our Largest Accounts in 2024 17© Akamai | Published on February 20, 2025 Cloud Infrastructure Services Customers are defined as customers who purchase the Cloud Infrastructure Services described on slide 13. Annualized revenue run-rate (ARR) is calculated as GAAP revenue generated from the sale of Cloud Infrastructure Services during the fourth quarter of 2024 multiplied by four.

Content Delivery Akamai is the world’s leading application delivery platform with superior scale, performance, reliability, and efficiency 18© Akamai | Published on February 20, 2025

19© Akamai | Published on February 20, 2025 Enables deep carrier partnerships and scalability Highly synergistic with our Cybersecurity and Cloud Computing offerings, which improves the performance and the margins of all our services (Delivery, Security, and Edge Computing all run on the same servers in 4,300+ points of presence, in 700+ cities) Provides unmatched visibility and data for our Cybersecurity products Enables unique bundles with Cybersecurity and Cloud Computing Generates strong cash flow that we use to invest in new products Delivery is Strategic to Akamai as a Whole Content Delivery FY’24: $1.3B, -14% Y/Y Key Delivery Offerings Solves For: • Media delivery • Website acceleration • Live streaming Why Delivery is Important Key Products: • Adaptive Media Delivery • Download Delivery • Ion • Dynamic Site Accelerator Dollar figures represent GAAP revenue. Revenue growth rates are in constant currency. See Reconciliation of GAAP to Non-GAAP Financial measures in the Appendix for definition of this measure.

Artificial Intelligence Akamai has used Artificial Intelligence (AI) for many years, and we believe we are well positioned to continue benefiting from it 20© Akamai | Published on February 20, 2025

Customers can run their AI applications at scale, cost- effectively, and securely with our leading cloud computing for AI and cybersecurity for AI solutions Threat VectorsAI Inference Akamai is Poised to Benefit from AI In Multiple Ways Uses of AI Customers can protect their applications from advanced AI-powered threats with our leading cybersecurity solutions such as Guardicore Segmentation With well over a decade of experience and deep expertise, Akamai uses AI to improve customer security, experience, and employee productivity across nearly every product and function 21© Akamai | Published on February 20, 2025

Akamai's Cloud Infrastructure is Fueling AI-powered Apps Today

Our developer-friendly services empower businesses to build AI-powered applications

Kubernetes

Managed k8s and a ready-to-run app platform for scale

GPUs

Rapidly compute a decision based on fine-tuned models

Object Storage

Store input and output data tied to model predictions

Vector DB

Efficiently store and retrieve high-dimensional data

WebAssembly

Build responsive, scalable, secure AI applications

© Akamai | Published on February 20, 2025 22

23© Akamai | Published on February 20, 2025 Customers are looking for brands that not only meet their AI needs, but who do it in a cost-effective and scalable manner, with low latency and massive throughput. This is where Akamai excels. Akamai Cloud Computing Powers AI Needs Advertising Video Content AI algorithms generate short-form promotional videos and iteratively optimize them to support advertising campaigns Actioning User Behavior Insights AI predicts the outcome of promotional ideas by predicting human social engagement and buying behavior User-Generated Content AI algorithm processes images using Akamai Cloud GPUs before they are uploaded to the website and rendered Agentic AI in Mobile App Inference over fine tuned inventory and promotion data model leveraged for speech recognition to improve the user experience EXAMPLE USE CASES IN ACTION TODAY:

Company Financials February 20, 2025 24© Akamai | Published on February 20, 2025

Company Revenue and EPS $3,198 $3,461 $3,617 $3,812 $3,991 2020 2021 2022 2023 2024 Total Revenue ($Millions) $5.22 $5.74 $5.37 $6.20 $6.48 2020 2021 2022 2023 2024 Non-GAAP EPS 25© Akamai | Published on February 20, 2025 See Reconciliation of GAAP to Non-GAAP Financial Measures in the Appendix for definition of this non-GAAP financial measure and a reconciliation to the closet GAAP metric.

Revenue by Product Category $1,062 $1,335 $1,542 $1,765 $2,043 2020 2021 2022 2023 2024 Security Revenue ($Millions) $207 $253 $405 $504 $630 2020 2021 2022 2023 2024 Compute Revenue ($Millions) $1,930 $1,873 $1,669 $1,542 $1,318 2020 2021 2022 2023 2024 Delivery Revenue ($Millions) 26© Akamai | Published on February 20, 2025

3-5 Year Goals

Total Revenue	Reaching 10%+ Y/Y growth
Security Revenue	~10% CAGR
Compute Revenue	~20% CAGR
Delivery Revenue	Rate of decline improving over time
Non-GAAP Op Margin	Reaching 30%+
Capital Expenditures	17% to 20% of total revenue

See Reconciliation of GAAP to Non-GAAP Financial Measures in the Appendix for definition of these non-GAAP financial measures.
Growth rates include typical M&A and assume constant currency.

© Akamai | Published on February 20, 2025 27

Company Revenue Growth Rate is Accelerating $3,812 FY23A $3,991 FY24A $4,100 FY25E FY29E Double Digit Growth Y/Y Growth *Y/Y Growth (Adj. for FX and Top Customer) Total Revenue 28© Akamai | Published on February 20, 2025*2025 Revenue Estimate is based on the mid-point of full year 2025 guidance. * *

Strong Capital Return 178 177 173 170 163 2014 2015 2016 2017 2018 Shares Outstanding and Shares Repurchased by Year 162 163 161 156 2019 2020 2021 2022 151 150 2023 2024 Shares Repurchased (Millions)Shares Outstanding (Millions) 4.6 4.5 7.0 6.9 10.2 4.0 2.0 4.7 6.4 7.8 5.6 29© Akamai | Published on February 20, 2025

30© Akamai | Published on February 20, 2025 Reconciliation of GAAP to Non-GAAP Financial Measures February 20, 2025

Reconciliation of GAAP to Non-GAAP Financial Measures In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), Akamai provides additional financial metrics that are not prepared in accordance with GAAP (non-GAAP financial measures). Management uses non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes, to measure executive compensation and to evaluate Akamai's financial performance. Management believes that it's non-GAAP financial measures reflect Akamai's ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business, as they facilitate comparison of financial results across accounting periods and to those of our peer companies. Management also believes that these non-GAAP financial measures enable investors to evaluate Akamai's operating results and future prospects in the same manner as management. Akamai's non-GAAP financial measures may exclude expenses and gains that may be unusual in nature, infrequent or not reflective of Akamai's ongoing operating results. The non-GAAP financial measures do not replace the presentation of Akamai's GAAP financial results and should only be used as a supplement to, not as a substitute for, Akamai's financial results presented in accordance with GAAP. Akamai has provided a reconciliation of the non-GAAP financial measure used in this investor presentation to the most directly comparable GAAP financial measure. Akamai also provides forward-looking statements in the form of three to five year goals in this investor presentation. Some of these statements are provided on a non-GAAP basis and cannot be reconciled to the closest GAAP measures without unreasonable effort because of the unpredictability of the amounts and timing of events affecting the items we exclude from non-GAAP measures. For example, stock-based compensation is unpredictable for Akamai’s performance-based awards, which can fluctuate significantly based on current expectations of the future achievement of performance-based targets. Amortization of intangible assets, acquisition-related costs and restructuring costs are all impacted by the timing and size of potential future actions, which are difficult to predict. In addition, from time to time, Akamai excludes certain items that occur infrequently, which are also inherently difficult to predict and estimate. It is also difficult to predict the tax effect of the items we exclude and to estimate certain discrete tax items, such as the resolution of tax audits or changes to tax laws. As such, the costs that are being excluded from non-GAAP guidance are difficult to predict and a reconciliation or a range of results could lead to disclosure that would be imprecise or potentially misleading. Material changes to any one of the exclusions could have a significant effect on our three to five year goals and future GAAP results. 31© Akamai | Published on February 20, 2025

32© Akamai | Published on February 20, 2025 Reconciliation of GAAP to Non-GAAP Financial Measures

33© Akamai | Published on February 20, 2025 Reconciliation of GAAP to Non-GAAP Financial Measures The non-GAAP adjustments, and Akamai’s basis for excluding them from non-GAAP financial measures, are outlined below: Amortization of acquired intangible assets – Akamai has incurred amortization of intangible assets, included in its GAAP financial statements, related to various acquisitions Akamai has made. The amount of an acquisition's purchase price allocated to intangible assets and term of its related amortization can vary significantly and is unique to each acquisition; therefore, Akamai excludes amortization of acquired intangible assets from its non-GAAP financial measures to provide investors with a consistent basis for comparing pre- and post-acquisition operating results. Stock-based compensation and amortization of capitalized stock-based compensation – Stock-based compensation is an important aspect of the compensation paid to Akamai's employees, which includes long-term incentive plans to encourage retention, performance-based plans to encourage achievement of specified financial targets and also short-term incentive awards with a one year vest. The grant date fair value of the stock-based compensation awards varies based on the stock price at the time of grant, varying valuation methodologies, subjective assumptions and the variety of award types. This makes the comparison of Akamai's current financial results to previous and future periods difficult to interpret; therefore, Akamai believes it is useful to exclude stock-based compensation and amortization of capitalized stock-based compensation from its non-GAAP financial measures in order to highlight the performance of Akamai's core business and to be consistent with the way many investors evaluate its performance and compare its operating results to peer companies. Acquisition-related costs – Acquisition-related costs include transaction fees, advisory fees, due diligence costs and other direct costs associated with strategic activities, as well as certain additional compensation costs payable to employees acquired from the Linode acquisition if employed for a certain period of time. The additional compensation cost was initiated by and determined by the seller, and is in addition to normal levels of compensation, including retention programs, offered by Akamai. Acquisition-related costs are impacted by the timing and size of the acquisitions, and Akamai excludes acquisition-related costs from its non-GAAP financial measures to provide a useful comparison of operating results to prior periods and to peer companies because such amounts vary significantly based on the magnitude of the acquisition transactions and do not reflect Akamai's core operations.

34© Akamai | Published on February 20, 2025 Reconciliation of GAAP to Non-GAAP Financial Measures Restructuring charge – Akamai has incurred restructuring charges from programs that have significantly changed either the scope of the business undertaken by the Company or the manner in which that business is conducted. These charges include severance and related expenses for workforce reductions, impairments of long-lived assets that will no longer be used in operations (including acquired intangible assets, right-of-use assets, other facility-related property and equipment and internal-use software) and termination fees for any contracts cancelled as part of these programs. Akamai excludes these items from its non-GAAP financial measures when evaluating its continuing business performance as such items vary significantly based on the magnitude of the restructuring action and do not reflect expected future operating expenses. In addition, these charges do not necessarily provide meaningful insight into the fundamentals of current or past operations of its business. Amortization of debt discount and issuance costs and amortization of capitalized interest expense – We have convertible senior notes outstanding that mature in 2029, 2027 and 2025. The issuance costs of the convertible senior notes are amortized to interest expense and are excluded from our non-GAAP results because management believes the non-cash amortization expense is not representative of ongoing operating performance. The imputed interest rates of the 2027 and 2025 convertible senior notes were 3.10% and 4.26%, respectively. This is a result of the debt discounts recorded for the conversion features that, prior to January 1, 2022, were required to be separately accounted for as equity under GAAP, thereby reducing the carrying values of the convertible debt instruments. The debt discounts were amortized as interest expense. On January 1, 2022, we adopted the new guidance for accounting for convertible instruments. This new guidance eliminated separate accounting for the equity portion, and thus the amortization of the debt discount that was recorded as interest expense. Prior to January 1, 2022, we excluded this non-cash interest expense from our non-GAAP results because it was not representative of ongoing operating performance. After January 1, 2022, this interest expense is no longer included in or excluded from GAAP or non-GAAP results. Gains and losses on cost method investments – Akamai has recorded gains and losses from the disposition, changes to fair value and impairment of cost method investments. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to these gains and losses are not representative of Akamai's core business operations and ongoing operating performance. Legal settlements – Akamai has incurred losses related to the settlement of legal matters. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of Akamai's core business operations.

35© Akamai | Published on February 20, 2025 Reconciliation of GAAP to Non-GAAP Financial Measures Endowment of Akamai Foundation – Akamai has incurred expenses to endow the Akamai Foundation, a private corporate foundation dedicated to encouraging the next generation of technology innovators by supporting math and science education. Akamai's first endowment was in 2018 to enable a permanent endowment for the Akamai Foundation to allow it to expand its reach. In 2020, Akamai supplemented the endowment to enable specific initiatives to increase diversity in the technology industry. Akamai believes excluding these amounts from non-GAAP financial measures is useful to investors as these infrequent and nearly one-time expenses are not representative of its core business operations. Gains and losses from equity method investment – Akamai records income or losses on its share of earnings and losses from its equity method investment, and any gains from returns of investments or impairments. Akamai excludes such income and losses because it does not have direct control over the operations of the investment and the related income and losses are not representative of its core business operations. Income tax effect of non-GAAP adjustments and certain discrete tax items – The non-GAAP adjustments described above are reported on a pre-tax basis. The income tax effect of non-GAAP adjustments is the difference between GAAP and non-GAAP income tax expense. Non-GAAP income tax expense is computed on non-GAAP pre-tax income (GAAP pre-tax income adjusted for non-GAAP adjustments) and excludes certain discrete tax items (such as the impact of intercompany sales of intellectual property related to acquisitions), if any. Akamai believes that applying the non-GAAP adjustments and their related income tax effect allows Akamai to highlight income attributable to its core operations. Akamai's definitions of its non-GAAP financial measures are outlined below: Non-GAAP income from operations – GAAP income from operations adjusted for the following items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; amortization of capitalized interest expense; acquisition-related costs; restructuring charges; legal settlements; costs incurred related to endowments to the Akamai Foundation; and other non-recurring or unusual items that may arise from time to time. Non-GAAP operating margin – Non-GAAP income from operations stated as a percentage of revenue. Non-GAAP net income – GAAP net income adjusted for the following tax-affected items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; legal settlements; costs incurred related to endowments to the Akamai Foundation; amortization of debt discount and issuance costs; amortization of capitalized interest expense; gains and losses on cost method investments; gains and losses from equity method investment; and other non-recurring or unusual items that may arise from time to time.

36© Akamai | Published on February 20, 2025 Reconciliation of GAAP to Non-GAAP Financial Measures Non-GAAP net income per diluted share, or EPS – Non-GAAP net income divided by weighted average diluted common shares outstanding. Diluted weighted average common shares outstanding are adjusted in non-GAAP per share calculations for the shares that would be delivered to Akamai pursuant to the note hedge transactions entered into in connection with the issuances of $1,265 million of convertible senior notes due 2029 and the issuances of $1,150 million of convertible senior notes due 2027 and 2025, respectively. Under GAAP, shares delivered under hedge transactions are not considered offsetting shares in the fully-diluted share calculation until they are delivered. However, Akamai would receive a benefit from the note hedge transactions and would not allow the dilution to occur, so management believes that adjusting for this benefit provides a meaningful view of operating performance. With respect to the convertible senior notes due in each of 2029, 2027 and 2025, unless Akamai's weighted average stock price is greater than $126.31, $116.18 and $95.10, respectively, the initial conversion prices, there will be no difference between GAAP and non-GAAP diluted weighted average common shares outstanding. Capital expenditures, or capex – Purchases of property and equipment and capitalization of internal-use software development costs presented on an accrual basis, which differs from the cash-basis presentation included in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end versus prior periods. Impact of foreign currency exchange rate – Revenue and earnings from international operations have historically been important contributors to Akamai's financial results. Consequently, Akamai's financial results have been impacted, and management expects they will continue to be impacted, by fluctuations in foreign currency exchange rates. For example, when the local currencies of our international subsidiaries weaken, our consolidated results stated in U.S. dollars are negatively impacted. Because exchange rates are a meaningful factor in understanding period-to-period comparisons, management believes the presentation of the impact of foreign currency exchange rates on revenue and earnings enhances the understanding of our financial results and evaluation of performance in comparison to prior periods. The dollar impact of changes in foreign currency exchange rates presented is calculated by translating current period results using monthly average foreign currency exchange rates from the comparative period and comparing them to the reported amount. The percentage growth rate impacted by foreign currency exchange rates, sometimes referred to as constant currency, is calculated by comparing the prior period amounts as reported and the current period amounts translated using the same monthly average foreign currency exchange rates from the comparative period.